UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 06, 2023

Tracon Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36818	34-2037594
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 La Jolla Village Drive, Suite 800
San Diego, California		92122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 550-0780

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 6, 2023, TRACON Pharmaceuticals, Inc. (the “Company”) held a special meeting of stockholders at its corporate headquarters located at 4350 La Jolla Village Drive, Suite 800, San Diego, California 92122 at 8:00 a.m. pacific time (the “2023 Special Meeting”). As of August 2, 2023, the record date for the 2023 Special Meeting, the Company had 28,327,208 shares of common stock, par value $0.001 per share, (the “Common Stock”) outstanding and entitled to vote at the 2023 Special Meeting. At the 2023 Special Meeting, 15,389,632 shares of Common Stock of the Company were present or represented by proxy.

The following is a brief description of each matter voted on at the 2023 Special Meeting, as well as the votes cast with respect to each matter, and if applicable, the number of abstentions with respect to each matter. A more complete description of each matter can be found in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on August 7, 2023.

Proposal One: Reverse Split Proposal

The Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock at a ratio in the range of one-for-five to one-for-twenty of the Company’s Common Stock with the exact ratio to be determined in the discretion of the Company’s board of directors (the “Board”) and with such reverse stock split to be effected at such time and date, if at all, as determined by the Company’s Board in its sole discretion. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,324,459	2,014,074	51,099	—

Proposal Two: Nasdaq Stockholder Approval Proposal

The Company’s stockholders approved, in accordance with applicable rules of the Nasdaq Stock Market, the potential future sale and issuance of shares of the Company’s Common Stock to Lincoln Park Capital Fund, LLC and its affiliates (“Lincoln Park”) in accordance with the pricing terms set forth in the common stock purchase agreement dated May 8, 2023 that would result in Lincoln Park owning in excess of 19.99% of the shares of the Company’s common stock outstanding immediately after giving effect to such sale. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,643,135	1,024,868	38,164	5,683,465

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 7, 2023	By:	/s/ Charles P. Theuer, M.D., Ph.D.
Charles P. Theuer, M.D., Ph.D. President and Chief Executive Officer